Skyline Heathcare LLC        Exhibit 10.3
.     -1-

Valley River Property Holdings, LLC
Homestead Property Holdings, LLC
Park Heritage Property Holdings, LLC
MT. V Property Holdings, LLC
Mountain Top Property Holdings, LCC
Little Rock HC&R Property Holdings, LLC
Woodland Hills HC Property Holdings, LLC
Northridge HC&R Property Holdings, LLC
APH&R Property Holdings, LLC
c/0 AdCare Health Systems, Inc
1145 Hembree Road
Rosewell, GA 30076

February 23, 2016

Via Federal Express

Joseph Schwartz, Manager
Skyline Heathcare LLC
505 Marlboro Road,
Wood-Ridge, NJ 07075

Re:	Amendment to Master Lease

Dear Mr. Schwartz,

Reference is made to that certain Master Lease dated February 5, 2016 by and between Skyline Healthcare LLC and the entities listed below (the "Master Lease"). Capitalized terms used in this letter which are not otherwise defined shall have the meanings assigned to such terms in the Master Lease.

This letter shall confirm that the parties have agreed, for good and valuable consideration the receipt of which is acknowledged, to amend the Master Lease as follows:

1.The references to March 1, 2016 in Sections 1 and 2 of the Lease shall be deleted and replaced with April 1, 2016.

2.The last two sentences of Section 20 (indemnity) shall be deleted in their entirety and replaced with the following:

"Landlord shall indemnify Tenant to the extent Tenant incurs fines, penalties or fees from any regulatory entity or agency that oversees the Facilities, or liabilities in the form of a demand for return of funds or claw-back of payments from Medicare or Medicaid payor sources (collectively, "Claims") which Claims stem from the acts or omissions of the previous tenant of the Facilities

Skyline Heathcare LLC        Exhibit 10.3
.     -2-

occurring prior to April 1, 2016, but only to the extent such Claims exceed $500,000 of actual loss to Tenant and such loss is not otherwise offset by the former tenant's receivables. "

3.All other terms and conditions of the Master Lease not specifically modified herein shall remain in full force and effect.

To acknowledge Tenant's consent to this amendment, please countersign this letter in the space designated below and return it to me. Thank you for you cooperation in clarifying this issue.

Very truly yours,

Valley River Property Holdings, LLC
Homestead Property Holdings, LLC
Park Heritage Property Holdings, LLC
MT. V Property Holdings, LLC
Mountain Top Property Holdings, LCC
Little Rock HC&R Property Holdings, LLC
Woodland Hills HC Property Holdings, LLC
Northridge HC&R Property Holdings, LLC
APH&R Property Holdings, LLC.

By:
William McBride, Manager of each entity

Tenant concurs as of this 23rd day of February, 2016

Skyline Heathcare LLC

By:
Joseph Schwartz, Manager